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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K
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                                 CURRENT REPORT
     Pursuant To Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 31, 2007

                      FIT FOR BUSINESS INTERNATIONAL, INC.
               (Exact Name of Registrant as Specified in Charter)

         Nevada                   333-123176                  20-2008579
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     (State or other       (Commission File Number)         (IRS Employee
     jurisdiction of                                      Identification No.)
    incorporation or
      organization)


             10/27 Mayneview St., Milton, Q 4064
                          Australia
              (Address of principal agent offices)       (Zip Code)

        Registrant's telephone number, including area code: 61-7-33673355


          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES

On December 31, 2007, Fit For Business International, Inc. (the "Company") issued a total of 70,000,000 shares of its common stock, restricted in accordance with Rule 144, to the Company's Chief Executive Officer, Mark Poulsen, in consideration for the following: 50,000,000 shares for failing to provide Mr. Poulsen with validly issued preferred stock, and 20,000,000 shares in exchange for Mr. Poulsen agreeing to extinguish, and waive any and all his rights and claims to $134,176 in debt collectively owed as of December 31, 2007 to Mark A. Poulsen & Associates Pty Ltd. and Kamaneal Investments Pty Ltd., both entities controlled by Mr. Poulsen.

These shares were issued in reliance on the exemption under Section 4(2) of the Securities Act of 1933, as amended (the "Act"). These shares of our common stock qualified for exemption under Section 4(2) of the Securities Act of 1933 since the issuance shares by us did not involve a public offering. The offering was not a "public offering" as defined in Section 4(2) due to the insubstantial number of persons involved in the deal, size of the offering, manner of the offering and number of shares offered. We did not undertake an offering in which we sold a high number of shares to a high number of investors. In addition, this shareholder had the necessary investment intent as required by Section 4(2) since they agreed to and received share certificates bearing a legend stating that such shares are restricted pursuant to Rule 144 of the 1933 Securities Act. This restriction ensures that these shares would not be immediately redistributed into the market and therefore not be part of a "public offering." Based on an analysis of the above factors, we have met the requirements to qualify for exemption under Section 4(2) of the Securities Act of 1933 for this transaction.

ITEM 8.01 OTHER EVENTS

On December 31, 2007, the Company's Board of Directors determined that although it had previously authorized and approved the designation of 10,000,000 shares of preferred stock, par value $0.001 per share, each with a right to 50 votes of the Company's common stock (the "Preferred Stock), as well as subsequent issuance of 1,000,000 shares of Preferred Stock to Mr. Poulsen, the Company did not file a Certificate of Designation with the State of Nevada to officially authorize and designate the Preferred Stock and as a result, the Preferred Stock was never legitimately issued and is not valid.


ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS.

(a) Financial Statements of Business Acquired.

N/A

(b) Pro Forma Financial Information.

N/A

(c) Exhibits.

N/A



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SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FIT FOR BUSINESS INTERNATIONAL, INC.

Date: January 7, 2008               By:   /s/ Mark Poulsen
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                                    Name: Mark Poulsen
                                    Title:President, Chief Executive Officer and
                                          Chairman of the Board of Directors